UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 9, 2004

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number
1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1 Press Release

Item 2.02 Results of Operations and Financial Condition

     This Amendment to Current Report on Form 8-K is being filed by Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company to correct information that was reported in the Companies’ press release disclosing financial results for the fiscal quarter ended September 30, 2004 and their Current Report on Form 8-K, both of which were filed on November 9, 2004. Please see the attached press release reporting corrections to the press release announcing earnings for the period ended September 30, 2004, being furnished herewith as Exhibit 99.1. The press release includes information regarding revisions to the discussion of financial results and corrections to the supplemental table “Financial Highlights”.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits — The following exhibit is furnished with this Form 8-K.

     99.1 Revised Press Release dated November 9, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: November 9, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Nevada Power Company (Registrant)

Date: November 9, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Sierra Pacific Power Company (Registrant)

Date: November 9, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller